SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 25, 2002


                             STILWELL FINANCIAL INC.
                             -----------------------
               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253               43-1804048
-------------------------------   --------------------  ------------------------
  (State or other jurisdiction      (Commission file         (IRS Employer
        of incorporation)               number)           Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                ------------------------------------------------
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)


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Item 7.   Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                           Document
            (99)                        Additional Exhibits


            99.1 News release issued by Stilwell Financial Inc., dated July 25, 2002, reporting Stilwell's second quarter 2002 financial results, is attached hereto as
                                        Exhibit 99.1.

            99.2 News release issued by Stilwell Financial Inc., dated August 1, 2002, reporting preliminary assets under management information for the month and seven months ended July
                                        31, 2002, is attached hereto as Exhibit
                                        99.2.



Item 9.           Regulation FD Disclosure

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated July 25, 2002, that reports Stilwell's financial results for the three and six months ended June 30, 2002.

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated August 1, 2002, that reports Stilwell's preliminary assets under management as of July 31, 2002 and average assets under management for the one month and seven months ended July 31, 2002.

            The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Stilwell Financial Inc.


Date: August 7, 2002              By:        /s/  Douglas E. Nickerson
                                     -------------------------------------------
                                               Douglas E. Nickerson
                                     Vice President, Controller and Treasurer
                                          (Principal Accounting Officer)



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